                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                   FORM 8-K/A

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                         JUNE 7, 1999 (MARCH 10, 1999)



                            IRWIN NATURALS/4HEALTH, INC.
             (Exact name of registrant as specified in its charter)


                 UTAH                   0-18160           87-046822
     (State of other jurisdiction     (Commission       (IRS Employer
           of incorporation)          File Number)    Identification No.)



                          10549 WEST JEFFERSON BLVD.,
                             CULVER CITY, CA 90232
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (310) 253-5305


                                      N/A
         (Former name and former address, if changed since last report)

     ITEM 7. . . . . . . . . . . . . . . . FINANCIAL STATEMENTS AND EXHIBITS.

     This Form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission on March 24, 1999 (the "Prior Form 8-K"), by Irwin Naturals/4Health, Inc., a Utah corporation ("IN"), in connection with the Asset Purchase Agreement dated March 10, 1999, between IN, and Inholtra Investment Holdings and Trading, N.V., a Netherlands Antilles corporation ("Holdings"), Inholtra, Inc., a Florida corporation ("Inc."), Inholtra Natural, Ltd., a Maine corporation ("INL"), and Vito V. Florio (together with Holdings, Inc. and INL, "Seller"), providing for the sale by Seller to IN of Seller's business of manufacturing, marketing, distributing and selling certain nutritional supplements and related products throughout the United States and in certain other countries, as a going concern, and other than certain excluded assets, all of the assets and rights related thereto.

     This Form 8-K/A amends the Prior Form 8-K by setting forth the following financial information required to reported on Form 8-K by Item 7 of Form 8-K.

     (a)  Financial Statements of Businesses Acquired.

          Balance Sheets of Inholtra Natural, Ltd. as at December 31, 1997 and 1998 and the related statements of operations, shareholder's equity (deficit) and cash flows for the years then ended together with the notes thereto, as audited by Arthur Andersen, LLP, independent accountants, as stated in their report therein.

     (b)  Pro Forma Financial Information.

          Pro Forma statement balance sheet as of December 31, 1998 and Pro Forma statement of operations for the year ended December 31, 1998 and explanatory notes.

THIS REPORT ON FORM 8-K/A INCLUDES "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"). ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED IN THIS REPORT, INCLUDING, WITHOUT LIMITATION, THOSE REGARDING THE COMPANY'S FINANCIAL POSITION, BUSINESS, MARKETING AND PRODUCT INTRODUCTION AND DEVELOPMENT PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS, ARE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO HAVE BEEN CORRECT. IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE COMPANY'S EXPECTATIONS ("CAUTIONARY STATEMENTS") ARE DISCLOSED UNDER "RISKS RELATED TO THE BUSINESS OF 4HEALTH" AND ELSEWHERE IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND IN "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" AND ELSEWHERE IN THE ANNUAL REPORT. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS ATTRIBUTABLE TO THE COMPANY OR PERSONS ACTING ON BEHALF OF THE COMPANY, ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS.


            ITEM 7 (a), Financial Statements of Business Acquired


                   Report of Independent Public Accountants



To Inholtra Natural, Ltd.:

We have audited the accompanying balance sheets of Inholtra Natural, Ltd. as of December 31, 1997 and 1998, and the related statements of operations, shareholder's equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Inholtra Natural, Ltd. as of December 31, 1997 and 1998, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.


/s/ Arthur Andersen, LLP.
Boston, Massachusetts
May 13, 1999

                           INHOLTRA NATURAL, LTD.

                                Balance Sheets
                          December 31, 1997 and 1998

                                                                                                 1997               1998
                                                            Assets

Current Assets:

  Cash and cash equivalents                                                                  $   129,591         $   361,654
  Accounts receivable, net of allowance for doubtful accounts of
    $28,735 and $71,645 at December 31, 1997 and 1998, respectively                               23,565             804,677
  Prepaid expenses and other current assets                                                        6,811               5,986
                                                                                             -----------         -----------

      Total current assets                                                                       159,967           1,172,317

Property and Equipment, at cost:

  Office furniture                                                                                 5,500               8,500
  Computer equipment                                                                               2,944               2,944
                                                                                             -----------         -----------
                                                                                                   8,444              11,444
  Less--Accumulated depreciation                                                                  (2,749)             (5,749)
                                                                                             -----------         -----------
                                                                                                   5,695               5,695
Patent costs, net of accumulated amortization of $1,167 and $3,500
  at December 31, 1997 and 1998, respectively                                                     33,833              31,500
                                                                                             -----------         -----------

      Total assets                                                                           $   199,495         $ 1,209,512
                                                                                             ===========         ===========


                                       Liabilities and Shareholder's Equity (Deficit)

Current Liabilities:

  Accounts payable                                                                           $    45,371         $    52,891
  Accrued expenses                                                                               214,968             947,202
                                                                                             -----------         -----------

      Total current liabilities                                                                  260,339           1,000,093

Commitments and Contingencies (Note 7)                                                                 -                   -

Shareholder's Equity (Deficit):

  Common stock, no par value: 2,000 shares authorized, 100 shares issued and
    outstanding                                                                                      100                 100
  Retained earnings (deficit)                                                                    (60,944)            209,319
                                                                                             -----------         -----------

      Total shareholder's equity (deficit)                                                       (60,844)            209,419
                                                                                             -----------         -----------

      Total liabilities and shareholder's equity (deficit)                                   $   199,495         $ 1,209,512
                                                                                             ===========         ===========

     The accompanying notes are an integral part of these financial statements.

                            INHOLTRA NATURAL, LTD.

                           Statements of Operations
                for the Years Ended December 31, 1997 and 1998


                                                               1997             1998
Net Revenue                                                 $ 3,570,002      $ 4,839,432

Cost of Revenue                                               2,608,107        3,218,202
                                                            -----------      -----------

         Gross profit                                           961,895        1,621,230

Selling, General and Administrative Expense                     895,692        1,246,860
                                                            -----------      -----------

Income  from Operations                                          66,203          374,370

Other Income, net                                                11,758            7,367
                                                            -----------      -----------

         Net income                                         $    77,961      $   381,737
                                                            ===========      ===========

Basic and Diluted Net Income Per Share                      $       780      $     3,817
                                                            ===========      ===========

Weighted Average Common Equivalent Shares Outstanding               100              100
                                                            ===========      ===========

     The accompanying notes are an integral part of these financial statements.

                               INHOLTRA NATURAL, LTD.

                    Statements of Shareholder's Equity (Deficit)
                   for the Years Ended December 31, 1997 and 1998


                                                                         Retained              Total
                                               Common Stock              Earnings          Shareholder's
                                    Number of Shares    No Par Value    (Deficit)        Equity (Deficit)
Balance, December 31, 1996                100              $ 100        $        -        $      100

  Distribution to shareholder               -                  -          (138,905)         (138,905)

  Net income                                -                  -            77,961            77,961
                                          ---              -----        ----------        ----------
Balance, December 31, 1997                100                100           (60,944)          (60,844)

  Distribution to shareholder               -                  -          (111,474)         (111,474)

  Net income                                -                  -           381,737           381,737
                                          ---              -----        ----------        ----------
Balance, December 31, 1998                100              $ 100        $  209,319        $  209,419
                                          ===              =====        ==========        ==========

     The accompanying notes are an integral part of these financial statements.

                               INHOLTRA NATURAL, LTD.

                              Statements of Cash Flows
                   for the Years Ended December 31, 1997 and 1998

                                                                                          1997            1998
Cash Flows from Operating Activities:

  Net income                                                                          $   77,961       $  381,737
  Adjustments to reconcile net income to net cash provided by operating activities-
    Depreciation and amortization                                                          3,916            5,333
    Changes in current assets and liabilities-
      Accounts receivable, net                                                           (23,565)        (781,112)
      Prepaid expenses and other current assets                                           (6,811)             825
      Accounts payable                                                                    45,371            7,520
      Accrued expenses                                                                   214,968          732,234
                                                                                      ----------       ----------
        Net cash provided by operating activities                                        311,840          346,537
                                                                                      ----------       ----------
Cash Flows from Investing Activities:
  Purchases of property and equipment                                                     (8,444)          (3,000)
  Increase in patent costs                                                               (35,000)               -
                                                                                      ----------       ----------
        Net cash used in investing activities                                            (43,444)          (3,000)
                                                                                      ----------       ----------
Cash Flows from Financing Activities:
  Distribution to shareholder                                                           (138,905)        (111,474)
                                                                                      ----------       ----------
Net Increase in Cash and Cash Equivalents                                                129,491          232,063

Cash and Cash Equivalents, beginning of year                                                 100          129,591
                                                                                      ----------       ----------

Cash and Cash Equivalents, end of year                                                $  129,591       $  361,654
                                                                                      ==========       ==========

     The accompanying notes are an integral part of these financial statements.

                            INHOLTRA NATURAL, LTD.

                        Notes to Financial Statements
                              December 31, 1998



(1)  Organization and Sale of Certain Assets

     Inholtra Natural, Ltd. (the Company), a Maine subchapter S corporation incorporated on December 1, 1996, is a supplier of a product that is a dietary regimen and combination of nutritional supplements which provide symptomatic relief from arthritis. The Company commenced operations in January 1997.

     On March 10, 1999, the Company sold its operating assets and liabilities to Irwin Naturals/4Health, Inc. (the Buyer). The sale price totaled $13,250,000, of which $3,250,000 was paid in cash. The remaining $10,000,000 is payable through a promissory note secured by the assets sold. The note bears interest at an annual rate of 8% and is due on June 10, 1999.

(2)  Summary of Significant Accounting Policies

     The accompanying financial statements reflect the application of accounting policies described in this note and elsewhere in the accompanying notes to the financial statements.

     (a)  Use of Estimates in Preparation of Financial Statements

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (b)  Cash and Cash Equivalents

          The Company classifies all highly liquid investments with original maturities of less than 90 days as cash equivalents. The Company values its cash equivalents in accordance with Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities". Under SFAS No. 115, the Company's cash equivalents are classified as held-to-maturity and valued at amortized cost, which approximates market value. As of December 31, 1997 and 1998, cash equivalents consisted primarily of investments in U.S. Treasury securities and money market accounts.

     (c)  Property and Equipment

          Property and equipment are carried at cost and depreciated under the double-declining method over the estimated useful lives of the assets as described below.

                   Asset Classification           Estimated Useful Life
                   Office furniture                     7 years
                   Computer equipment                   5 years


     (d)  Patent Costs

          Patent costs are being amortized under the straight-line method over the estimated useful life of 15 years.

     (e)  Revenue Recognition

          Revenue from product sales is recognized upon shipment.

     (f)  Income Taxes

          The Company has elected subchapter S Corporation status for federal and for the State of Maine income tax purposes. Provisions for federal and Maine income taxes have not been made as the Company's results from operations are included in the individual income tax return of its sole shareholder. During 1997 and 1998, the Company made distributions to its shareholder of $138,905 and $111,474, respectively, to pay estimated tax payments.

     (g)  Financial Instruments

          SFAS No. 107, "Disclosures About Fair Value of Financial Instruments", requires disclosure about fair value of financial instruments. Financial instruments consist of cash and cash equivalents, accounts receivable and accounts payable. The estimated fair value of these financial instruments approximates their carrying value.

     (h)  Concentration of Credit Risk

          SFAS No. 105, "Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk and Financial Instruments with Concentration of Credit Risk", requires disclosure of any significant off-balance-sheet risk. The Company has no significant off-balance-sheet risk. The Company maintains its cash and cash equivalents with one financial institution and invests in investment-grade securities.

          One customer accounted for 100% and 87% of accounts receivable and 58% and 61% of net revenue as of and for the years ended December 31, 1997 and 1998, respectively.

     (i)  long-lived Assets

          The Company has assessed the realizability of its long-lived assets in accordance with SFAS No. 121, "Accounting for the Impairment of long-lived Assets and for long-lived Assets To Be Disposed Of". As of December 31, 1997 and 1998, management believes there has been no impairment of its long-lived assets.

     (j)  New Accounting Standards

          AICPA Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities" was issued in April 1998. SOP 98-5 requires that all non-governmental entities charge the costs of start-up activities, including organizational costs to operations, as those costs are incurred. The Company has recorded such costs as expense in the period incurred.

          In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 requires disclosure of all components of comprehensive income on an annual and interim basis. Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. SFAS No. 130 is effective for fiscal years beginning after December 15, 1997. The Company's comprehensive income was the same as its reported net income for all periods presented.

(3)  Earnings Per Share

     In accordance with SFAS No. 128, "Earnings Per Share", basic and diluted net income per common share is calculated by dividing the net income by the weighted average number of common shares outstanding for all periods presented. The Company has no outstanding potentially dilutive securities.

(4)  Accrued Expenses

     Accrued expenses consist of the following:

                                               December 31, 1997        December 31, 1998
             Royalties                             $ 100,000               $ 320,600
             Manufacturing costs                      47,318                 268,305
             Advertising costs                        36,250                  61,445
             Consulting fees                          10,000                 195,418
             Other                                    21,400                 101,434
                                                   ---------               ---------

                                                   $ 214,968               $ 947,202
                                                   =========               =========

(5)  Line of Credit

     On July 10, 1998, the Company entered into a line of credit agreement with a bank, which allows for borrowings up to a maximum of $200,000, based on eligible accounts receivable, as defined. The line of credit matures on May 31, 1999 and bears interest on outstanding borrowings at the prime rate (7.75% as of December 31, 1998) plus 1%. The line of credit is collateralized by all assets of the Company and is personally guaranteed by its sole shareholder. At December 31, 1998, there were no borrowings outstanding under this line of credit.

(6)  Royalty Agreements

     A technology license agreement with two individuals requires the Company to make royalty payments up to a maximum of $1.60 per bottle to each individual, based on the terms as defined in the agreement. A trademark agreement with an individual requires the Company to make royalty payments up to a maximum of $0.80 per bottle to the individual, based on the terms as defined in the agreement. The Company recorded $704,471 and $820,974 of royalty expenses pursuant to these agreements for the years ended December 31, 1997 and 1998, respectively, which is included in cost of revenue in the accompanying statements of operations.

(7)  Commitments and Contingencies

     In the ordinary course of business, the Company is party to various types of litigation. The Company believes it has meritorious defense to all claims and, in its opinion, all litigation currently pending or threatened will not have a material effect on the Company's financial position or results of operations.

 (8) Retirement Plan

     On December 30, 1998, the Company began funding a Simplified Employee Pension Plan (the Plan). All employees in the Plan who have completed one year of service, with the exception of the initial plan year, are eligible to contribute 15% of their annual compensation, subject to IRS limitations. The Company may elect to make discretionary contributions to the Plan. The Company made discretionary contributions totaling $24,000 to the Plan for the year ended December 31, 1998.

(9)  Valuation and Qualifying Accounts

     A summary of the valuation and qualifying accounts of the Company related to the allowance for doubtful accounts for the two years ended December 31, 1997 and 1998 is as follows:

              Allowance for doubtful accounts at
                December 31, 1996                                 $      -
              Additions                                             28,735
              Reductions                                                 -
                                                                  --------

              Allowance for doubtful accounts at December
                 31, 1997                                           28,735
              Additions                                             42,910
              Reductions                                                 -
                                                                  --------

              Allowance for doubtful accounts at December
                 31, 1998                                         $ 71,645
                                                                  ========

                 ITEM 7 (b), Pro Forma Financial Information


On March 10, 1999, the Company purchased for $13,250,000 certain assets and liabilities of Inholtra Investment Holdings and Trading, N.V., Inholtra, Inc., and Inholtra Natural, Ltd. (collectively the Sellers). The purchase price consisted of the payment of $3,250,000 in cash at closing, and the issuance of a $10,000,000 promissory note secured by the acquired assets. The Company has accounted for the acquisition as a purchase. The purchase price has been allocated to the patents and trademarks associated with the Inholtra product, and is being amortized over a fifteen-year period.

The following unaudited pro forma condensed income statement gives effect to the acquisition as if it had occurred at the beginning of the period, while the unaudited pro forma condensed balance sheet gives effect to the acquisition as if it had occurred as at December 31, 1998. Pro forma adjustments include only the effects of events directly attributable to the transaction that are expected to have a continuing impact and that are factually supportable. The notes to the pro forma financial information describe the pro forma amounts and adjustments described below. The pro forma financial information does not necessarily reflect the operating results that would have occurred had the acquisition been consummated as of the above dates, nor is such information indicative of future operating results. See the discussion relating to the "Forward Looking" information above. The information shown below should be read in conjunction with the historical financial statements of Inholtra and IN, including the respective notes thereto.

              IRWIN NATURALS/4HEALTH, INC
              UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
              DECEMBER 31, 1998

                                                        Pro Forma
                                       Company         Adjustments      Combined
                                       -------         -----------      --------

ASSETS

Cash                                   $426,000                        $   426,000
Accounts receivable, net              6,023,000                          6,023,000
Inventories                           2,855,000                          2,855,000
Building held for sale                1,521,000                          1,521,000
Property and equipment, net             627,000                            627,000
Inholtra patents and trademarks                        $13,350,000      13,350,000 (2)
Other assets                          1,635,000                          1,635,000
                                    -----------        -----------     -----------

Total assets                        $13,087,000        $13,350,000     $26,437,000
                                    ===========        ===========     ===========

LIABILITIES AND EQUITY

Accounts payable                     $2,637,000        $   100,000     $ 2,737,000 (1)
Accrued expenses                        942,000                            942,000
Notes payable                         1,751,000         10,000,000      11,751,000 (1)
Line of credit                        1,000,000          3,250,000       4,250,000 (1)
Other liabilities                       888,000                            888,000
                                    -----------        -----------     -----------

Total liabilities                     7,218,000         13,350,000      20,568,000

EQUITY

Common stock                            279,000                            279,000
Paid in capital                      14,333,000                         14,333,000
Treasury stock                          (50,000)                           (50,000)
Accumulated deficit                  (8,693,000)                        (8,693,000)
                                    -----------        -----------     -----------
Total equity                          5,869,000                  -       5,869,000

Total liabilities and equity        $13,087,000        $13,350,000     $26,437,000
                                    ===========        ===========     ===========

Pro Forma Adjustments for the Unaudited Pro Forma Condensed Balance Sheet at December 31, 1998 are as follows:

(1) To reflect the cost of acquiring certain assets of Inholtra Natural Ltd. consisting of
          (i) expending $3,250,000 advanced from the line of credit,
          (ii) issuing a note payable June 10, 1999 for $10,000,000 bearing interest at 8 % per annum, and
          (iii) incurring $100,000 of acquisition costs and fees. (note - acquisition cost allocated to acquired trademarks and patents, only significant asset acquired)

(2) To reflect the allocation of the purchase price to patents and trademarks, which will be amortized over fifteen years.

     IRWIN NATURALS/4HEALTH, INC
     UNAUDITED PRO FORMA CONDENSED INCOME STATEMENT
     DECEMBER 31, 1998

                                         Company        Inholtra Natural,      Pro Forma         Combined
                                                               Ltd.          Adjustments
                                        -----------     -----------------  --------------       ------------
Net sales                               $30,547,000        $4,839,000                           $35,386,000

Cost of sales                            12,945,000         3,218,000                            16,163,000
                                        -----------        ----------      ----------           -----------
Gross Profit                             17,602,000         1,621,000                            19,223,000

                                                                            ($821,000) (1)
                                                                             (109,000) (2)
                                                                              890,000  (3)
Operating Expenses                       15,775,000         1,247,000          60,000  (5)       17,042,000
                                        -----------        ----------      ----------           -----------

Income from operations                    1,827,000           374,000         (20,000)            2,181,000

Other income (expense)                     (209,000)            7,000      (1,060,000) (4)       (1,262,000)
                                        -----------        ----------      ----------           -----------
Income before taxes                       1,618,000           381,000      (1,080,000)              919,000
                                                                              140,000  (6)
Provision for taxes                         600,000                 -        (400,000) (7)          340,000
                                        -----------        ----------      ----------           -----------
Net income                               $1,018,000          $381,000        (820,000)              579,000
                                        ===========        ==========      ==========           ===========

Earnings per common share
             Basic                            $0.04                                                   $0.02
             Diluted                           0.04                                                    0.02

Weighted average common shares
             Outstanding - basic         27,747,000                                              27,747,000

Weighted average common shares
             Outstanding - diluted       28,221,000                                              28,221,000

Pro Forma Adjustments for the Unaudited Pro Forma Condensed
Income Statement at December 31, 1998 are as follows:

(1) To eliminate royalties paid by Inholtra, as relevant patents and trademarks have been acquired by the Company

(2)  To eliminate Inholtra costs for items not required for combined Company.

(3) To amortize the patents and trademarks assigned to the acquisition for one year of the fifteen-year life.

(4) To record the cost of borrowing the purchase price at a rate of 8% per annum for $13,250,000.

(5) To reflect annual consulting expense to be incurred per the acquisition agreement.

(6) To record normal tax expense for Inholtra as part of a C corporation. Prior to acquisition, Inholtra was an "S" corporation and not subject to income taxes.

(7) To reduce tax expense for the deductibility of the added amortization and interest costs.

                                      SIGNATURE


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         IRWIN NATURALS/4HEALTH, INC.


Date: June 7, 1999                            By: Lindsey Duncan
                                              ------------------------------
                                              Lindsey Duncan
                                              Chairman of the Board